[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Exhibit 10.2 COMBINATION STUDY AGREEMENT by and among PIERIS PHARMACEUTICALS, INC. and PIERIS PHARMACEUTICALS GMBH and SEAGEN INC. Dated: March 24, 2021

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION i TABLE OF CONTENTS Page 1. Definitions............................................................................................................................1 2. Scope of the Agreement .......................................................................................................8 2.1 Generally ..................................................................................................................8 2.2 Delegation of Obligations ........................................................................................8 2.3 Relationship .............................................................................................................8 2.4 No Additional Obligations .......................................................................................9 2.5 Co-Development with Merck ..................................................................................9 3. Conduct of the Study ...........................................................................................................9 3.1 Sponsor ....................................................................................................................9 3.2 Operational Control; Performance .........................................................................10 3.3 Regulatory Matters.................................................................................................10 3.4 Records and Documentation ..................................................................................11 3.5 Study Data; Copies ................................................................................................11 3.6 Final Study Report .................................................................................................11 4. Protocol and Informed Consent; Financial Disclosure and Transparency Reporting ........11 4.1 Protocol ..................................................................................................................11 4.2 Informed Consent...................................................................................................12 4.3 Financial Disclosure ...............................................................................................12 4.4 Transparency Reporting .........................................................................................12 5. Adverse Event Reporting ...................................................................................................13 5.1 Pharmacovigilance Agreement ..............................................................................13 6. Oversight Committee .........................................................................................................13 7. Costs of Study ....................................................................................................................14 8. Study Data; Sample Testing and Sample Data ..................................................................14 8.1 Study Data ..............................................................................................................14 8.2 Sample Testing and Sample Data ..........................................................................15 9. Supply and Use of the Compounds ....................................................................................16 9.1 Supply of the Compounds ......................................................................................16 9.2 Manufacturing Delay; Shortages ...........................................................................16 9.3 Compound Commitments ......................................................................................16 9.4 Clinical Quality Agreement ...................................................................................17 9.5 Minimum Shelf-Life Requirements .......................................................................17

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION ii 9.6 Provision of Compounds........................................................................................17 9.7 Labeling and Packaging; Use, Handling and Storage ............................................18 9.8 Product Specifications ...........................................................................................18 9.9 Changes to Manufacturing .....................................................................................18 9.10 Records; Audit Rights ............................................................................................18 9.11 Quality....................................................................................................................19 9.12 Quality Control ......................................................................................................19 9.13 Audits and Inspections ...........................................................................................19 9.14 Recalls ....................................................................................................................19 10. Confidentiality ...................................................................................................................19 10.1 Confidential Information .......................................................................................19 10.2 Collaboration Inventions ........................................................................................19 10.3 Personal Identifiable Data ......................................................................................20 11. Publications; Press Releases; Use of Name .......................................................................20 11.1 Publication .............................................................................................................20 11.2 Reprints; Rights of Cross-Reference .....................................................................20 11.3 Press Releases ........................................................................................................21 11.4 Use of Name ..........................................................................................................21 12. Intellectual Property ...........................................................................................................21 12.1 Collaboration Invention .........................................................................................21 12.2 Joint Ownership and Patent Prosecution................................................................21 12.3 Collaboration Inventions Owned by PIRS .............................................................24 12.4 Collaboration Inventions Owned by Seagen..........................................................24 12.5 Mutual Freedom to Operate for Combination Collaboration Inventions ...............25 13. Representations and Warranties; Covenants; Disclaimers ................................................26 13.1 Due Authorization ..................................................................................................26 13.2 Compounds ............................................................................................................26 13.3 Compliance with Laws ..........................................................................................26 13.4 Results ....................................................................................................................27 13.5 DISCLAIMER .......................................................................................................27 14. Indemnification; Subject Injury; Limitation of Liability; Insurance .................................27 14.1 Indemnification ......................................................................................................27 14.2 Subject Injury Claims ............................................................................................29 14.3 LIMITATION OF LIABILITY .............................................................................30 14.4 Insurance ................................................................................................................30 15. Term and Termination .......................................................................................................31 15.1 Term .......................................................................................................................31

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

CONFIDENTIAL
EXECUTION VERSION

15.2 Seagen Termination for Safety 31
15.3 Termination for Material Breach 31
15.4 Termination for Patient Safety 31
15.5 Termination for Regulatory Action; Other Reasons 31
15.6 Return of Seagen Compound 32
15.7 Survival 32
15.8 No Prejudice 32
15.9 Confidential Information 32

16. Miscellaneous 32

16.1 Force Majeure 32
16.2 Entire Agreement; Amendment; Waiver 33
16.3 Assignment and Affiliates 33
16.4 Invalid Provision 33
16.5 Governing Law; Dispute Resolution 33
16.6 Notices 34
16.7 Relationship of the Parties 35
16.8 Counterparts and Due Execution 35
16.9 Construction 35

<u>Exhibits</u>
Exhibit A – Protocol Synopsis
Exhibit B – Supply of Compound

<u>Schedules</u>
Schedule 1.19 – Data Sharing and Sample Testing Schedule
Schedule 2.2 – Third Parties Performing Study Activities

iii

CONFIDENTIAL EXECUTION VERSION COMBINATION STUDY AGREEMENT This COMBINATION STUDY AGREEMENT (this “Agreement”), is entered into as of March 24, 2021 (the “Effective Date”), by and among Pieris Pharmaceuticals, Inc., a Nevada corporation located at 255 State Street, 9th floor, Boston, MA 02109 and Pieris Pharmaceuticals GmbH, a company organized and existing under the laws of Germany located at Pieris Pharmaceuticals GmbH, Zeppelinstrasse 3, 85399 Hallbergmoos, Germany (collectively and together with their Affiliates, “PIRS”), and Seagen Inc., having a place of business at 21823 30th Drive SE, Bothell, WA 98021, USA (“Seagen”). PIRS and Seagen are each referred to herein individually as “Party” and collectively as “Parties”. RECITALS A. PIRS owns or controls certain proprietary PIRS Compound, cinrebafusp alfa, a 4- 1BB/HER2 bispecific molecule. B. Seagen is developing and commercializing the certain proprietary Seagen Compound, tucatinib (TUKYSA®), a tyrosine kinase inhibitor of the HER2 protein for the treatment of certain tumor types, in collaboration with Merck & Co., Inc. (together with its Affiliates, “Merck”). C. The Parties have previously entered into a Material Transfer and Evaluation Agreement with an effective date of August 18, 2020 (as amended, the “Prior MTA”). D. PIRS desires to sponsor a clinical trial in which the Seagen Compound and the PIRS Compound would be dosed concurrently or in combination. E. PIRS and Seagen, consistent with the terms of this Agreement, desire to collaborate as more fully described herein, including by providing the PIRS Compound and the Seagen Compound for the Study (as defined below). NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants and conditions, the Parties, intending to be legally bound, mutually agree as follows: 1. Definitions. For all purposes of this Agreement, the capitalized terms defined in this Article 1 and throughout this Agreement shall have the meanings herein specified. 1.1 “Affiliate” means, with respect to either Party, a firm, corporation or other entity that, now or hereafter, directly or indirectly owns or controls said Party, or, now or hereafter, is owned or controlled by said Party, or is under common ownership or control with said Party. The word “control” as used in this definition means (a) the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of a legal entity or (b) possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities, contract rights, voting rights, corporate governance or otherwise.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 2 1.2 “Agreement” means this Combination Study Agreement, including the Exhibits and Schedules hereto, as amended by the Parties from time to time (such amendments signed, in writing by both Parties and expressly referencing this Combination Study Agreement). 1.3 “Applicable Law” means all federal, state, local, national and regional statutes, laws, rules, regulations and directives applicable to a particular activity hereunder, including performance of clinical trials, medical treatment and the processing and protection of personal and medical data, that may be in effect from time to time, including those promulgated by the United States Food and Drug Administration (“FDA”), national regulatory authorities, the European Medicines Agency (“EMA”) and any successor agency to the FDA or EMA or any agency or authority performing some or all of the functions of the FDA or EMA in any jurisdiction outside the United States or the European Union (each a “Regulatory Authority” and collectively, “Regulatory Authorities”), and including cGMP and GCP (each as defined below); all data protection requirements such as those specified in the EU General Data Protection Regulation (GDPR) and the regulations issued under the United States Health Insurance Portability and Accountability Act of 1996 (“HIPAA”); export control and economic sanctions regulations which prohibit the shipment of United States-origin products and technology to certain restricted countries, entities and individuals; anti-bribery and anti-corruption laws pertaining to interactions with government agents, officials and representatives; laws and regulations governing payments to healthcare providers; United States federal securities laws, and any United States or other country’s or jurisdiction’s successor or replacement statutes, laws, rules, regulations and directives relating to the foregoing. 1.4 “Business Day” means any day other than a Saturday, Sunday, or a day on which commercial banks located in the country where the applicable obligations are to be performed are authorized or required by law to be closed. 1.5 “Case Report Form” means the form (whether paper or electronic) for collecting certain data about each Subject, including the data collected for such Subject. 1.6 “cGMP” means the current Good Manufacturing Practices officially published and interpreted by EMA, FDA and other applicable Regulatory Authorities that may be in effect from time to time and are applicable to the Manufacture of the Compounds. 1.7 “Clinical Quality Agreement” has the meaning set forth in Section 9.4. 1.8 “CMC” means “Chemistry Manufacturing and Controls” as such term of art is used in the pharmaceutical industry. 1.9 “Collaboration Invention” has the meaning set forth in Section 12.1. 1.10 “Combination” means the use or method of using the Seagen Compound and the PIRS Compound in concomitant or sequential administration, as contemplated by the Protocol.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 3 1.11 “Combination Collaboration Invention” has the meaning set forth in Section 12.2.1. 1.12 “Compounds” means the Seagen Compound and the PIRS Compound. A “Compound” means either the Seagen Compound or the PIRS Compound, as applicable. 1.13 “Confidential Information” means any nonpublic information, Know-How or other proprietary information or materials furnished to one Party (“Receiving Party”) by or on behalf of the other Party (“Disclosing Party”) or , as applicable, generated in connection with this Agreement (whether orally, electronically, visually or in writing), except to the extent that such information or materials: (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party, as demonstrated by competent evidence; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; (d) was disclosed to the Receiving Party by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or (e) was subsequently developed by the Receiving Party without use of the Disclosing Party Confidential Information, as demonstrated by competent written and/or otherwise tangible evidence. 1.14 “Continuing Party” has the meaning set forth in Section 12.2.3. 1.15 “Control” or “Controlled” means, with respect to particular information or intellectual property, that the applicable Party owns or has a license to such information or intellectual property and has the ability to grant a license, sublicense or other right to the other Party as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. 1.16 “CTA” means an application to a Regulatory Authority for purposes of requesting the ability to start or continue a clinical trial. 1.17 “Database Lock” means the locking of the Study database maintained by PIRS that includes the data from the Case Report Forms, after which no further changes to such database are allowed. 1.18 “Data Protection Agreement” has the meaning set forth in Section 10.3. 1.19 “Data Sharing and Sample Testing Schedule” means the schedule attached hereto as Schedule 1.19. 1.20 “Disclosing Party” has the meaning set forth in the definition of Confidential Information.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 4 1.21 “Effective Date” has the meaning set forth in the preamble. 1.22 “EMA” has the meaning set forth in the definition of Applicable Law. 1.23 “FDA” has the meaning set forth in the definition of Applicable Law. 1.24 “Filing Party” has the meaning set forth in Section 12.2.3. 1.25 “Final Study Report” has the meaning set forth in Section 3.6. 1.26 “Force Majeure” has the meaning set forth Section 16.1. 1.27 “GAAP” means United States Generally Accepted Accounting Principles. 1.28 “GCP” means the Good Clinical Practices officially published by EMA, FDA and the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH) that may be in effect from time to time and are applicable to the testing of the Compounds. 1.29 “HIPAA” has the meaning set forth in the definition of Applicable Law. 1.30 “IND” means any Investigational New Drug Application filed or to be filed with the FDA as described in Title 21 of the U.S. Code of Federal Regulations, Part 312, and the equivalent application in the jurisdictions outside the United States, including an “Investigational Medicinal Product Dossier” filed or to be filed with Regulatory Authorities in the European Union. 1.31 “Joint Patent Application” has the meaning set forth in Section 12.2.3. 1.32 “Joint Patent” means a patent, extension, registration, supplementary protection certificate or the like that issues from a Joint Patent Application. 1.33 “Know-How” means any proprietary invention, innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, including manufacturing, use, process, structural, operational and other data and information, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable, that is not generally known or otherwise in the public domain. 1.34 “Manufacture,” “Manufactured,” or “Manufacturing” means all activities related to the manufacture of a Compound, including planning, purchasing, manufacture, processing, compounding, storage, filling, packaging, waste disposal, labeling, leafleting, testing, quality assurance, sample retention, stability testing, release, dispatch and supply, as applicable.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 5 1.35 “Manufacturer’s Release” or “Release” has the meaning ascribed to such term in the Clinical Quality Agreement. 1.36 “Merck” has the meaning set forth in Recital B. 1.37 “Merck Agreement” has the meaning set forth in Section 2.5. 1.38 “NDA” means a New Drug Application, Biologics License Application, Marketing Authorization Application, filing pursuant to Section 510(k) of the United States Federal Food, Drug and Cosmetic Act, or similar application or submission for a marketing authorization of a product filed with a Regulatory Authority to obtain marketing approval for a biological, pharmaceutical or diagnostic product in that country or in that group of countries. 1.39 “Non-Conformance” means, with respect to a given unit of Compound, (a) an event that deviates from an approved cGMP requirement with respect to the applicable Compound, such as a procedure, Specification, or operating parameter, or that requires an investigation to assess impact to the quality of the applicable Compound or (b) that such Compound failed to meet the applicable representations and warranties set forth in Article 13. Classification of the Non- Conformance is detailed in the Clinical Quality Agreement. 1.40 “Non-Filing Party” has the meaning set forth in Section 12.2.3. 1.41 “Opting-out Party” has the meaning set forth in Section 12.2.3. 1.42 “Oversight Committee” or “OC” has the meaning set forth in Section 6.1. 1.43 “Party” has the meaning set forth in the preamble. 1.44 “Person” means any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or governmental entity. 1.45 “PIRS” has the meaning set forth in the preamble. 1.46 “PIRS Background Patents” has the meaning set forth in Section 12.5.1. 1.47 “PIRS Compound” means cinrebafusp alfa, also called PRS-343, a bivalent, bispecific fusion protein targeting CD137 (4-1BB) and HER2 comprising two agonistic CD137- targeting Anticalin proteins genetically linked to a HER2-targeting antibody. CD137 is a key costimulatory immunoreceptor and a member of the TNF-receptor (TNFR) superfamily. 1.48 “PIRS Collaboration Inventions” has the meaning set forth in Section 12.3.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 6 1.49 “Pharmacovigilance Agreement” has the meaning set forth in Section 5.1. 1.50 “Prior MTA” has the meaning set forth in Recital C. 1.51 “Project Manager” has the meaning set forth in Section 6.4. 1.52 “Protocol” means the written documentation that describes the Study and sets forth specific activities to be performed as part of the conduct of the Study. A synopsis of the Protocol is attached is Exhibit A. For clarity, the Protocol excludes those portions of the protocol for the applicable clinical trial that do not that relate to the Seagen Compound or the Combination. 1.53 “Receiving Party” has the meaning set forth in the definition of Confidential Information. 1.54 “Regulatory Approvals” means, with respect to a Compound, any and all permissions (other than the Manufacturing approvals) required to be obtained from Regulatory Authorities and any other competent authority for the development, registration, importation and distribution of such Compound in the United States, Europe or other applicable jurisdictions for use in the Study. 1.55 “Regulatory Authorities” has the meaning set forth in the definition of Applicable Law. 1.56 “Regulatory Documentation” means, with respect to the Compounds, all submissions to Regulatory Authorities in connection with the development of such Compounds, including all INDs and amendments thereto, NDAs and amendments thereto, drug master files, correspondence with regulatory agencies, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents (including documents that include Study Data). 1.57 “Related Agreements” means the Clinical Quality Agreement, the Data Protection Agreement and the Pharmacovigilance Agreement. 1.58 “Right of Reference” means the “right of reference” defined in 21 CFR 314. 3(b) (or similar “right of reference” as defined in applicable regulations in the relevant part of the Territory), including with regard to a Party, allowing the applicable Regulatory Authority in a country to have access to relevant information (by cross-reference, incorporation by reference or otherwise) contained in Regulatory Documentation (and any data contained therein) filed with such Regulatory Authority with respect to a Party’s Compound, only to the extent necessary for the conduct of the Study in such country or as otherwise expressly permitted or required under this Agreement to enable a Party to exercise its rights or perform its obligations hereunder. 1.59 “Samples” means biological specimens collected from Subjects participating in the Study, including urine, blood and tissue samples, in accordance with the Protocol.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 7 1.60 “Sample Testing” means the analyses to be performed by or on behalf of PIRS using the applicable Samples, as described in the Data Sharing and Sample Testing Schedule (Schedule 1.19). 1.61 “Sample Data” means those data and results arising from the Sample Testing performed by a Party. 1.62 “Seagen” has the meaning set forth in the preamble. 1.63 “Seagen Background Patents” has the meaning set forth in Section 12.5.2. 1.64 “Seagen Compound” means Tukysa® (tucatinib), a small molecule tyrosine kinase inhibitor (TKI) selective for HER2. 1.65 “Seagen Collaboration Inventions” has the meaning set forth in Section 12.4. 1.66 “Specifications” means, with respect to a given Compound, the set of requirements for such Compound as set forth in the Clinical Quality Agreement. 1.67 “Study” means a Phase 2, Multi-Center, Open-Label Study of the PIRS Compound in Combination with the Seagen Compound in patients with HER2 gastric or gastroesophageal junction (GEJ) adenocarcinoma. 1.68 “Study Data” means all data (including raw data) and results generated by or on behalf of either Party or at either Party’s direction, or by or on behalf of the Parties together or at their direction, in the course the performance of the Study; provided however, that Study Data does not include Sample Data. 1.69 “Study Completion” has the meaning set forth in Section 3.6. 1.70 “Subcontractors” has the meaning set forth in Section 2.2. 1.71 “Subject” is defined in 21 CFR § 312. 3(b) and, under this Agreement, means a human who participates in the Study in any jurisdiction. 1.72 “Term” has the meaning set forth in Section 15.1. 1.73 “Territory” has the meaning set forth in Section 3.1. 1.74 “Third Party” means any Person or entity other than Seagen, PIRS or their respective Affiliates.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 8 1.75 “Toxicity & Safety Data” means all clinical adverse event information and/or patient-related safety data included in the Study Data, as more fully described in the Pharmacovigilance Agreement. 1.76 “Unilateral Patent” means a patent, extension, registration, supplementary protection certificate or the like that issues from a Unilateral Patent Application. 1.77 “Unilateral Patent Application” has the meaning set forth in Section 12.2.3. 2. Scope of the Agreement. 2.1 Generally. Each Party shall: (a) contribute to the Study such resources as are necessary to fulfill its obligations set forth in this Agreement, including the Manufacture and supply its Compound for purposes of the Study in accordance with Article 9; and (b) act in good faith in performing its obligations under this Agreement and each Related Agreement to which it is a Party. 2.2 Delegation of Obligations. Each Party shall have the right to delegate any portion of its obligations hereunder as follows: (a) to such Party’s Affiliates; (b) to Third Parties that are set forth on Schedule 2.2 or are set forth in the Protocol as performing Study activities for such Party, including conducting Sample Testing; (c) to Third Parties the extent related to the Manufacture of such delegating Party’s Compound; and (d) otherwise (including, for example, with the addition of new vendors to support the Study) upon the other Party’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Delegation pursuant to (a), (b) or (c) in the preceding sentence will not require the other Party’s written consent. Any and all Third Parties to whom a Party delegates any of its obligations hereunder are referred to as “Subcontractors”. Notwithstanding any delegation of its obligations hereunder, each Party shall remain solely and fully liable for the performance of its Affiliates and Subcontractors to which such Party delegates the performance of its obligations under this Agreement. Each Party shall ensure that each of its Affiliates and Subcontractors performs such Party’s obligations pursuant to the terms of this Agreement and all Related Agreements. Each Party shall use reasonable efforts to obtain and maintain copies of documents relating to the obligations performed by such Affiliates and Subcontractors that are required to be provided to the other Party under this Agreement or a Related Agreement. 2.3 Relationship. 2.3.1 Except as expressly set forth in this Agreement, nothing in this Agreement shall: (a) prohibit either Party from performing clinical studies other than the Study relating to its own Compound, either individually or in combination with any other compound or product, in any therapeutic area; or (b) create an exclusive relationship between the Parties with respect to any Compound.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 9 2.3.2 Each Party acknowledges and agrees that nothing in this Agreement shall be construed as a representation or inference that the other Party will not develop for itself, or enter into business relationships with other Third Parties regarding, any products, programs, studies (including combination studies), technologies or processes that are similar to or that may compete with the Combination or any other product, program, technology or process; provided that the Confidential Information owned exclusively by the other Party and Sample Data owned exclusively by the other Party are not used or disclosed in connection therewith in violation of this Agreement. 2.3.3 Nothing in this Agreement shall prohibit or restrict a Party from licensing, assigning or otherwise transferring to an Affiliate or Third Party such Party’s Compound or any Collaboration Inventions, Confidential Information or Sample Data owned solely by such Party. In addition, a Party may license, assign or transfer to an Affiliate or Third Party such Party’s interest in the Study Data, Confidential Information and Sample Data in each case owned jointly by the Parties and/or Combination Collaboration Inventions, and in connection therewith share the shared Sample Data owned by the other Party, solely to the extent such potential or actual licensee, assignee or transferee agrees in writing to be bound by the terms of this Agreement with respect to such Study Data, jointly owned Confidential Information and Sample Data, Combination Collaboration Inventions, and shared Sample Data. For purposes of clarity, any assignment or transfer of this Agreement must comply with Section 16.3. 2.4 No Additional Obligations. Seagen and PIRS have no obligation to renew this Agreement or apply this Agreement to any clinical trial other than the Study. Nothing in this Agreement obligates the Parties to enter into any other agreement (other than the Related Agreements) now or in the future. 2.5 Co-Development with Merck. It is understood and agreed that, pursuant to the License and Co-Development Agreement between Sponsor and Merck dated September 13, 2020, (together, with any amendments and related agreements, the “Merck Agreement”), Seagen is co- developing the Sponsor Compound with Merck. To the extent any of Seagen’s obligations hereunder require performance or cooperation by Merck, Seagen will ensure such cooperation and performance by Merck and Seagen will be responsible for the compliance by Merck with the terms and conditions of this Agreement. 3. Conduct of the Study. 3.1 Sponsor. The Study is limited to sites located in the U.S. (the “Territory”). PIRS shall act as the sponsor of the Study under its existing IND for the PIRS Compound with a Right of Reference to the IND of the Seagen Compound, as necessary, as further described in Section 3.3. PIRS shall not file an additional IND for the Study unless required by Regulatory Authorities to do so. If a Regulatory Authority requests an additional IND for the Study, the Parties shall meet and mutually agree on an approach to address such requirement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 10 3.2 Operational Control; Performance. Subject to the oversight of the OC, PIRS will have operational control of the Study. PIRS shall ensure that the Study is performed in accordance with this Agreement, the Related Agreements, the Protocol and all Applicable Law, including GCP. To the extent that there are any reporting or other requirements associated with the Seagen Compound not contemplated by this Agreement, then Seagen shall be responsible for fulfilling such requirements and PIRS will provide such assistance and cooperation as Seagen reasonably requires to meet such obligations. 3.3 Regulatory Matters. 3.3.1 PIRS shall: (a) obtain, prior to initiating the Study, all necessary Regulatory Approvals from all Regulatory Authorities, ethics committees and/or institutional review boards with jurisdiction over the Study prior to initiating the Study; provided that Seagen will have the right (but not the obligation) to review and approve all proposed submissions to Regulatory Authorities related to, or with respect to, the Seagen Compound; and (b) follow all directions from any such Regulatory Authorities, ethics committees and/or institutional review boards. 3.3.2 PIRS shall promptly (but no later than the end of the next Business Day) provide Seagen with a copy of any material notice, inquiry or correspondence that PIRS receives from a Regulatory Authority regarding the Seagen Compound or the Combination (for purposes of this Section, a “Material Regulatory Notice”), including any safety matter related to the Seagen Compound or the Combination and any inspection or investigation by a Regulatory Authority. Seagen shall have the right (but not the obligation) to provide comments promptly to any response to a Material Regulatory Notice and to participate in, and have at least one (1) (or, where reasonably practicable, such other reasonable number of) representative(s) invited to, any discussions with a Regulatory Authority to the extent related to a Material Regulatory Notice. 3.3.3 The Parties do not anticipate a Right of Reference will be necessary in the U.S., because Seagen Compound will be provided in the U.S. Commercially labeled form, but, if a Right of Reference is necessary in any part of the Territory, each Party shall provide to the other a cross-reference letter or similar communication to the applicable Regulatory Authority if needed to effectuate the Right of Reference. Notwithstanding anything to the contrary in this Agreement, neither Party shall have any right to access the other Party’s CMC data with respect to such other Party’s Compound. Seagen shall authorize FDA and other applicable Regulatory Authorities to cross-reference the appropriate Seagen Compound INDs and CTAs to provide data access to PIRS sufficient to support conduct of the Study. If Seagen’s CTA is not available in a given country, Seagen will file its CMC data with the Regulatory Authority for such country, referencing PIRS’s CTA as appropriate (however, PIRS shall have no right to directly access the CMC data). 3.3.4 PIRS shall register the Study with the Clinical Trials Registry located at www.clinicaltrials.gov.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 11 3.4 Records and Documentation. PIRS shall maintain records and all related documentation in good scientific manner and in compliance with Applicable Law. PIRS shall provide to Seagen all Study information and documentation reasonably requested by Seagen to enable Seagen to (a) comply with any of its legal, regulatory and/or contractual obligations, or any request by any Regulatory Authority, related to the Seagen Compound and (b) determine whether the Study has been performed in accordance with this Agreement. 3.5 Study Data; Copies. Subject to Applicable Law, PIRS shall provide to Seagen copies of all Study Data, in electronic form or other mutually agreeable alternate form and on the timelines specified in the Data Sharing and Sample Testing Schedule (if applicable) or upon mutually agreeable timelines; provided, however, that a complete copy of the Study Data shall be provided to Seagen no later than [***] days following Study Completion. PIRS shall use reasonable efforts to ensure that all patient authorizations and consents required under HIPAA, the EU General Data Protection Regulation (GDPR) or any other similar Applicable Law in connection with the Study permit such sharing of Study Data with Seagen and Seagen shall comply with all requirements under HIPAA, GDPR or any other similar Applicable Law necessary for PIRS to be permitted to share such Study Data with Seagen. Where Study Data is only received by PIRS in de-identified form for compliance purposes, such Study Data will only be furnished to Seagen in de-identified form. 3.6 Final Study Report. PIRS shall provide Seagen with an electronic draft of the final study report following Study Completion, and Seagen shall have [***] Business Days after receipt of such draft to provide comments thereon. PIRS shall consider in good faith any comments provided by Seagen on the draft final study report and shall not include any statements relating to the Seagen Compound that have not been approved in writing by Seagen. PIRS shall deliver to Seagen a final version of the final study report promptly following finalization thereof (the “Final Study Report”). “Study Completion” shall occur upon Database Lock of the Study results. 4. Protocol and Informed Consent; Financial Disclosure and Transparency Reporting. 4.1 Protocol. 4.1.1 A synopsis of the initial Protocol has been agreed to by the Parties as of the Effective Date and are attached hereto as Exhibit A. The Protocol, the statistical analysis plan, and any amendments thereto must be approved and agreed upon by the OC in writing. PIRS shall (a) provide a draft of the Protocol, the statistical analysis plan, and any amendments thereto to Seagen for Seagen’s review and comment to Seagen’s Project Manager, (b) consider in good faith any changes requested by Seagen (such changes requested within a reasonable timeframe, which shall not exceed [***] Business Days, of receipt of the Protocol, the statistical analysis plan, and any amendments thereto, as applicable), and (c) incorporate any changes requested by Seagen with respect to the Seagen Compound. To the extent the OC cannot agree unanimously regarding the contents of Protocol, the statistical analysis plan, and any amendments thereto, the matter shall be

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 12 escalated in accordance with Section 6.2. The Parties acknowledge that they may jointly agree to amend the Protocol to include additional expansion cohorts. 4.2 Informed Consent. PIRS shall prepare the model form of patient informed consent for the Study (which shall include provisions regarding the use of Samples in Sample Testing) in consultation with Seagen (it being understood and agreed that the portion of the informed consent form relating to the Seagen Compound shall be provided to PIRS by Seagen). Any proposed changes to such form that relate to the Seagen Compound shall be subject to Seagen’s prior written consent. Any such proposed changes will be sent in writing to Seagen’s Project Manager. Seagen will provide such consent, or a written explanation for why such consent is being withheld, within [***] Business Days after Seagen receives a copy of PIRS’s requested changes. 4.3 Financial Disclosure. PIRS shall (a) track and collect financial disclosure information from all “clinical investigators” involved in the Study and (b) prepare and submit the certification and/or disclosure of the same in accordance with all Applicable Law, including, but not limited to, Part 54 of Title 21 of the United States Code of Federal Regulations (Financial Disclosure by Clinical Investigators) and related FDA Guidance Documents. Prior to the initiation of clinical activities under the Study, but in any event within [***] days after the Effective Date, the Parties shall determine whether PIRS shall track and collect from all “clinical investigators” involved in the Study separate certification and/or disclosure forms for each of Seagen and PIRS or one (1) “combined” certification and/or disclosure form for both Seagen and PIRS. For purposes of this Section 4.3, the term “clinical investigators” shall have the meaning set forth in Part 54.2(d) of Title 21 of the United States Code of Federal Regulations. 4.4 Transparency Reporting. 4.4.1 Seagen is responsible for reporting payments and other transfers of value arising from the supply of the Seagen Compound in connection with the Study in accordance with reporting requirements under Applicable Law, including, without limitation, the Physician Payment Sunshine Act and state gift laws, and the European Federation of Pharmaceutical Industries and Associations Disclosure Code, and PIRS’s applicable policies. Where applicable, PIRS will provide to Seagen all information regarding the Study required for such reporting. 4.4.2 Promptly after the Effective Date, Seagen will provide to PIRS, in writing, Seagen’s point of contact for purposes of receiving information from PIRS pursuant to this Section 4.4, along with such contact’s full name, email address, and telephone number. Seagen may update such contact from time to time in writing and otherwise enable the Parties to comply with their obligations under Applicable Law. Seagen will provide a reporting format of the information it requires from PIRS in order to comply with Seagen’s obligations under Applicable Law.]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 13 5. Adverse Event Reporting. 5.1 Pharmacovigilance Agreement. PIRS will be solely responsible for compliance with all Applicable Laws pertaining to safety reporting for the Study and related activities. The Parties (or their respective Affiliates) will execute a pharmacovigilance agreement (the “Pharmacovigilance Agreement”) prior to the initiation of clinical activities under the Study, to ensure the exchange of relevant safety data within appropriate timeframes and in an appropriate format to enable the Parties to fulfill local and international regulatory reporting obligations and to facilitate appropriate safety reviews. In the event of any inconsistency between the terms of this Agreement and the Pharmacovigilance Agreement, the terms of this Agreement shall control, except to the extent specifically set forth in the Pharmacovigilance Agreement. The Pharmacovigilance Agreement will include safety data exchange procedures governing the coordination of collection, investigation, reporting, and exchange of information concerning any adverse experiences, pregnancy reports, and any other safety information arising from or related to the use of the Seagen Compound and PIRS Compound in the Study, consistent with Applicable Law. Such guidelines and procedures shall be in accordance with, and enable the Parties and their Affiliates to fulfill, local and international regulatory reporting obligations to Government Authorities. 6. Oversight Committee. 6.1 The Parties shall form an oversight committee (the “Oversight Committee” or “OC”) made up of [***] representatives of Seagen with expertise in clinical development and drug safety respectively and such number of representatives of PIRS as is adequate to provide updates on the progress of the Study, which shall have responsibility for overseeing the Study pursuant to this Agreement. The OC will review and finalize the Protocol in accordance with Section 4.1. Others may attend meetings of the OC with the agreement of both Parties. PIRS will chair the OC provided that the agenda for each meeting will be agreed to in advance by both Parties in writing. 6.2 The OC shall meet as soon as practicable after the Effective Date and then quarterly, or at such other frequency as is agreed by the OC, to provide an update on the progress of the Study; provided that an interim meeting of the OC will be scheduled upon the request of either Party. The OC may meet in person or by means of teleconference, Internet conference, videoconference or other similar communications equipment. Prior to any such meeting, PIRS’s Project Manager shall provide an update in writing to Seagen’s Project Manager, which update shall contain information about the overall progress of the Study, recruitment status, interim analysis (if results available), final analysis and other information relevant to the conduct of the Study. In the intervals between OC meetings, PIRS will respond to reasonable requests from Seagen for updates regarding the status of the Study. The OC representatives from each Party will have one collective vote in OC decisions. If there is a decision to be made by the OC on which the members of the OC cannot unanimously agree, the issue shall be elevated to the Head of Clinical Development for PIRS and the Vice President, Clinical Development for Seagen for good faith efforts to resolve the issue. In the event such escalation does not result in resolution or

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 14 consensus, each Party shall have final decision-making authority with respect to issues related to its Compound and, for clarity: 6.2.1 PIRS, in its sole discretion, shall have the sole right to determine the dose and dosing regimen for the PIRS Compound and any information regarding the PIRS Compound included in the Protocol; and 6.2.2 Seagen, in its sole discretion, shall have the sole right to determine the dose and dosing regimen for the Seagen Compound and any information regarding the Seagen Compound included in the Protocol. 6.3 The OC shall not have the authority to: (i) modify or amend the terms and conditions of this Agreement; (ii) waive either Party’s compliance with the terms and conditions of this Agreement; or (iii) determine any issue in a manner that would conflict with the express terms and conditions of this Agreement. 6.4 Each Party shall designate a project manager (the “Project Manager”) who shall be responsible for implementing and coordinating such activities and facilitating the exchange of information between the Parties with respect to the Study. 7. Costs of Study. The Parties agree that: 7.1 Seagen shall provide the Seagen Compound for use in the Study, as described in Article 9. 7.2 PIRS shall provide the PIRS Compound for use in the Study, as described in Article 9. 7.3 Each Party will be responsible for its own internal costs and expenses to support the Study. 7.4 PIRS will be responsible for all external Study related out-of-pocket expenses incurred during the conduct of the Study, including such external costs for Sample Testing. 8. Study Data; Sample Testing and Sample Data. 8.1 Study Data. 8.1.1 Maintenance of Database; Transfer of Study Data. PIRS shall maintain the data from Case Report Forms in its database, in accordance with Applicable Law. On a [***] basis, or at [***] request, PIRS shall provide a summary of available Study Data to Seagen. After Database Lock, PIRS shall provide to Seagen all the Study Data in accordance with Section 3.5. PIRS shall provide Study Data to Seagen via electronic data transfer, in SAS format or as otherwise

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 15 agreed by the Parties. PIRS shall provide the Final Study Report to Seagen in accordance with Section 3.6. 8.1.2 Ownership and Use of Study Data. PIRS and Seagen shall [***] own [***] right, title and interest in and to the Study Data. PIRS hereby assigns to Seagen an [***] interest in, to and under the Study Data. Seagen hereby assign to PIRS an [***] interest in, to and under the Study Data. Each Party has the right to use the Study Data for any lawful purpose; provided, however, each Party’s use and disclosure of the Study Data is subject to other provisions of the Agreement, including Section 12.2 and provisions regarding the other Party’s Confidential Information in Article 10 and Article 11. Notwithstanding the foregoing in this Section 8.1.2, before publication of the Study Data in accordance with Article 11: (i) Seagen may not disclose the Study Data publicly or to a Third Party without the consent of PIRS; (ii) PIRS may not disclose the Study Data publicly or to a Third Party without the consent of Seagen; and (iii) each Party’s use of such unpublished Study Data is restricted to: (a) regulatory submissions required to be submitted to regulatory authorities to conduct the Study; (b) seeking Regulatory Approval for use of its Compound in the Combination; (c) filing, prosecution and enforcement of Joint Patent Applications and Joint Patents; (d) in the case of PIRS filing, prosecution and enforcement of patent applications and patents in respect of PIRS Collaboration Inventions; (e) in the case of Seagen, filing, prosecution and enforcement of patent applications and patents in respect of Seagen Collaboration Inventions; and (f) internal purposes related to its own Compound; provided, however, that the foregoing shall not limit or restrict any Party’s ability to (x) use or disclose the Study Data as may be necessary to comply with Applicable Law, including without limitation, disclosure under United States federal securities laws, or with such Party’s internal policies and procedures with respect to pharmacovigilance and adverse event reporting or (y) share with Third Parties or Affiliates Toxicity & Safety Data where because of severity, frequency or lack of reversibility a Party needs to use such Toxicity & Safety Data with respect to its own Compound or the Combination to ensure patient safety. In addition, solely to the extent required by the Merck Agreement, Seagen may share the Study Data with Merck, provided that before publication of the Study Data in accordance with Article 11 (i) Merck shall not disclose the Study Data publicly, and (ii) Merck shall only use the Study Data as necessary to support Seagen’s rights and obligations hereunder. 8.2 Sample Testing and Sample Data. 8.2.1 Performance of Sample Testing; Transfer of Sample Data. PIRS shall perform the Sample Testing in accordance with the Data Sharing and Sample Testing Schedule. Each Party is entitled to receive a copy of all the Sample Data, regardless of which Party owns the Sample Data. Therefore, PIRS shall provide to Seagen all the Sample Data (regardless of which Party owns such Sample Data), via electronic data transfer, in the format and using the media agreed to by the Parties, in accordance with the timelines in the Data Sharing and Sample Testing Schedule. Unless otherwise agreed by the Parties, if a Third-Party service provider performs Sample Testing on behalf of PIRS, the resulting Sample Data that PIRS provides to Seagen shall be in the form provided to PIRS by such service provider. PIRS shall not use the Samples for any

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 16 purpose other than performing the Sample Testing in accordance with the Data Sharing and Sample Testing Schedule, without the prior written consent of Seagen, which shall not be unreasonably withheld, conditioned or delayed. 8.2.2 Ownership and Use of Sample Data. Except as set forth on the Data Sharing and Sample Testing Schedule, PIRS and Seagen [***] own [***] right, title and interest in and to the Sample Data. Each Party shall have the right to freely exploit the Sample Data both within and outside the scope of the Study, without accounting to or any other obligation to the other Party; provided, however, each Party’s use and disclosure of the Sample Data owned exclusively by the other Party is subject to other provisions of the Agreement, including provisions regarding the other Party’s Confidential Information in Article 10 and Article 11. 9. Supply and Use of the Compounds. 9.1 Supply of the Compounds. Subject to the terms and conditions of this Agreement, Seagen will use commercially reasonable efforts to supply, or cause to be supplied, the quantities of the Seagen Compound as are set forth in Exhibit B, on the timelines set forth in Exhibit B, for use in the Study. If the Protocol is changed in accordance with Article 4 in such a manner that may affect the quantities of the Seagen Compound to be provided or the timing for providing such quantities, the Parties shall amend Exhibit B to reflect any changes required to be consistent with the Protocol. Each Party shall also provide to the other Party a contact person for the supply of its Compound under this Agreement. 9.2 Manufacturing Delay; Shortages. Each Party shall notify the other Party as promptly as possible in the event of any Manufacturing delay that is likely to adversely affect supply of its Compound as contemplated by this Agreement. 9.2.1 In the event that a Compound is in short supply such that a Party reasonably believes in good faith that it will not be able to fulfill its supply obligations hereunder, such Party will provide prompt written notice to the other Party thereof (including the shipments of the applicable Compound hereunder expected to be impacted and the quantity of the Compound that it reasonably determines it will be able to supply) and the Parties will promptly discuss such situation (including how the quantity of the Compound that it is able to supply hereunder will be allocated within the Study). 9.2.2 Notwithstanding the foregoing, or anything to the contrary herein, in the event that a Party is: (a) not supplying its Compound in accordance with the terms of this Agreement, then the other Party shall have no obligation to supply its Compound; or (b) allocating under Section 9.2.1, then the other Party may allocate proportionally. 9.3 Compound Commitments.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 17 9.3.1 Seagen hereby represents and warrants to PIRS that, at the time of the Seagen Compound is delivered to PIRS’s, or its designee’s, location as specified by PIRS, such Seagen Compound shall have been Manufactured and supplied in compliance with: (a) the Specifications for the Seagen Compound; (b) the Clinical Quality Agreement; and (c) all Applicable Law, including cGMP and health, safety and environmental protections. 9.3.2 PIRS hereby represents and warrants to Seagen that, at the time a particular amount of PIRS Compound is packaged for shipment to a Study site, such PIRS Compound shall have been Manufactured and supplied in compliance with: (a) the Specifications for the PIRS Compound; (b) the Clinical Quality Agreement; and (c) all Applicable Law, including cGMP and health, safety and environmental protections. 9.3.3 Without limiting the foregoing, each Party is responsible for obtaining all manufacturing permissions or regulatory approvals (including facility licenses) that are required to Manufacture its Compound in accordance with Applicable Law (provided that, for clarity, PIRS shall be responsible for obtaining Regulatory Approvals for the Study as set forth in Section 3.3). 9.4 Clinical Quality Agreement. Before any supply of Seagen Compound hereunder, the Parties (or their respective Affiliates) shall enter into a quality agreement that shall address and govern issues related to the quality of clinical drug supply to be supplied by the Parties for use in the Study (the “Clinical Quality Agreement”). In the event of any inconsistency between the terms of this Agreement and the Clinical Quality Agreement, the terms of this Agreement shall control. The Clinical Quality Agreement shall, among other things: (a) specify the release authority for each Compound (i.e., remains the responsibility of the respective Party); (b) detail classification of any Compound found to have a Non-Conformance including latent defects not detected prior to supply to the Study; (c) include criteria for Manufacturer’s Release and related certificates and documentation; (d) include criteria and timeframes for acceptance of Seagen Compound; (e) include procedures for the resolution of disputes regarding any Compounds found to have a Non-Conformance; and (f) include provisions governing the recall of Compounds. 9.5 Minimum Shelf-Life Requirements. Each Party shall use commercially reasonable efforts to supply its Compound hereunder to meet the Study requirements with at least [***] months remaining shelf life at the time of delivery, or such other time period as may be mutually agreed upon by the Parties in writing. 9.6 Provision of Compounds. 9.6.1 Seagen will deliver the Seagen Compound [***] to PIRS’s, or its designee’s, location as specified by PIRS. Title and risk of loss for the Seagen Compound shall transfer from Seagen to PIRS at such delivery. All costs associated with the subsequent transportation, warehousing and distribution of Seagen Compound shall be borne by PIRS. PIRS will, or will cause its designee to: (a) take delivery of the Seagen Compound supplied hereunder; (b) perform the acceptance procedures allocated to it under the Clinical Quality Agreement; (c)

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 18 subsequently label and pack the Seagen Compound (in accordance with Section 9.7); and promptly ship the Seagen Compound to the Study sites for use in the Study, in compliance with cGMP, GCP and other Applicable Law and the Clinical Quality Agreement; and (d) provide, from time to time at the reasonable request of Seagen, the following information: any applicable chain of custody forms, in-transport temperature recorder(s), records and receipt verification documentation, such other transport or storage documentation as may be reasonably requested by Seagen, and usage and inventory reconciliation documentation related to the Seagen Compound. 9.6.2 PIRS is solely responsible, at its own cost, for supplying (including all Manufacturing, acceptance, and release testing) the PIRS Compound for the Study, and the subsequent handling, storage, transportation, warehousing and distribution of the PIRS Compound supplied hereunder. PIRS shall ensure that all such activities are conducted in compliance with cGMP, GCP and other Applicable Law and the Clinical Quality Agreement. 9.7 Labeling and Packaging; Use, Handling and Storage. 9.7.1 The Parties’ obligations with respect to the labeling and packaging of the Compounds are as set forth in the Clinical Quality Agreement. Notwithstanding the foregoing or anything to the contrary contained herein, Seagen shall provide the Seagen Compound to PIRS in the U.S. Commercially labeled form, and PIRS shall be responsible for labeling, packaging and leafleting such Seagen Compound in accordance with the terms and conditions of the Clinical Quality Agreement and otherwise in accordance with all Applicable Law, including cGMP, GCP, and health, safety and environmental protections. 9.7.2 PIRS shall: (a) use the Seagen Compound solely for purposes of performing the Study; (b) not use the Seagen Compound in any manner that is inconsistent with this Agreement or for any commercial purpose; and (c) label, use, store, transport, handle and dispose of the Seagen Compound in compliance with Applicable Law and the Clinical Quality Agreement, as well as all instructions of Seagen. PIRS shall not reverse engineer, reverse compile, disassemble or otherwise attempt to derive the composition or underlying information, structure or ideas of the Seagen Compound, in particular PIRS shall not analyze the Seagen Compound by physical or chemical means except as necessary to perform its obligations under the Clinical Quality Agreement. 9.8 Product Specifications. A certificate of analysis shall accompany each shipment of the Seagen Compound to PIRS. 9.9 Changes to Manufacturing. Each Party may make changes from time to time to its Compound or the facilities where its Compound is Manufactured by or on behalf of such Party, provided that such changes shall be in accordance with the Clinical Quality Agreement. 9.10 Records; Audit Rights. PIRS shall keep complete and accurate records pertaining to its use and disposition of Seagen Compound (including its storage, shipping and chain of custody activities) and, upon request of Seagen, shall make such records open to review by Seagen

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 19 for the purpose of conducting investigations for the determination of Seagen Compound safety and/or efficacy and PIRS’s compliance with this Agreement with respect to the Seagen Compound. 9.11 Quality. Quality matters related to the Manufacture of the Compounds shall be governed by the terms of the Clinical Quality Agreement. 9.12 Quality Control. Each Party shall implement and perform operating procedures and controls for sampling, stability and other testing of its Compound, and for validation, documentation and release of its Compound and such other quality assurance and quality control procedures as are required by the Specifications, cGMPs and the Clinical Quality Agreement. 9.13 Audits and Inspections. The Parties’ audit and inspection rights related to this Agreement shall be governed by the terms of the Clinical Quality Agreement. 9.14 Recalls. Recalls of the Compounds shall be governed by the terms of the Clinical Quality Agreement. 10. Confidentiality. 10.1 Confidential Information. Seagen and PIRS agree to hold in confidence any Confidential Information generated pursuant to the Study or provided by or on behalf of the other Party, and neither Party shall use Confidential Information of the other Party except to fulfill such Party’s obligations under this Agreement or exercising its rights. Without limiting the foregoing, the Receiving Party may not, without the prior written permission of the Disclosing Party, disclose any Confidential Information of the Disclosing Party to any Third Party except to the extent disclosure (i) is required by Applicable Law (including securities laws); (ii) is pursuant to the terms of this Agreement; or (iii) is necessary for the conduct of the Study, and in each case ((i) through (iii)) provided that the Receiving Party shall provide reasonable advance notice to the Disclosing Party before making such disclosure. For the avoidance of doubt, PIRS may, without Seagen’s consent, disclose Confidential Information to clinical trial sites and clinical trial investigators performing the Study, the data safety monitoring and advisory board relating to the Study, and Regulatory Authorities working with PIRS on the Study, in each case to the extent necessary for the performance of the Study and provided that such Persons (other than governmental entities) are bound by an obligation of confidentiality at least as stringent as the obligations contained herein. For the avoidance of doubt, Seagen may, without PIRS’ consent, disclose Confidential Information to Merck provided that Merck is bound by an obligation of confidentiality at least as stringent as the obligations contained herein. 10.2 Collaboration Inventions. Notwithstanding the foregoing: (a) Collaboration Inventions that constitute Confidential Information and are jointly owned by the Parties, shall constitute the Confidential Information of both Parties and each Party shall have the right to use and disclose such Confidential Information consistent with Articles 11 and 12; and (b) Collaboration Inventions that constitute Confidential Information and are solely owned by one

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 20 Party shall constitute the Confidential Information of that Party and such Party shall have the right to use and disclose such Confidential Information consistent with Articles 11 and 12. 10.3 Personal Identifiable Data. The Parties (or their respective Affiliates) will execute a data protection agreement (the “Data Protection Agreement”) within [***] days after the Effective Date, but in any event, prior to the initiation of clinical activities under the Study, to ensure that Study Data and Sample Data and other personal identifiable data is handled in accordance with all data protection and privacy laws, rules, and regulations to the extent applicable to such data. 11. Publications; Press Releases; Use of Name. 11.1 Publication. Each Party shall use reasonable efforts to publish or present scientific papers dealing with the Study in accordance with accepted scientific practice. The Parties agree that prior to submission of the results of the Study for publication or presentation or any other dissemination of such results, including oral dissemination, the publishing Party shall invite the other Party to comment on the content of the material to be published, presented, or otherwise disseminated according to the following procedure: 11.1.1 At least [***] days prior to submission for publication or public disclosure, as applicable, of any paper, letter, abstract, poster, talk or any other presentation or publication, the publishing Party shall provide to the other Party the initial draft or outline of the proposed disclosure in an electronic version (cd-rom or email attachment). During the [***] day period, the publishing Party and the other Party shall work together in good faith in order to allow for all actions to be taken to preserve rights for patent protection. At least [***] days prior to submission for presentation of any abstract, poster, talk or any other presentation and at least [***] days prior to submission of any paper, letter, or publication, the publishing Party shall provide to the other Party the full draft of the proposed presentation or publication for review and comment. 11.1.2 The publishing Party shall give reasonable consideration to any request by the other Party made within the periods mentioned in Section 11.1.1 to modify the publication and the Parties shall work in good faith and in a timely manner to resolve any issue regarding the content for publication. 11.1.3 The publishing Party shall remove all Confidential Information of the other Party before finalizing the publication. 11.2 Reprints; Rights of Cross-Reference. Consistent with applicable copyright and other laws, each Party may use, refer to, and disseminate reprints of scientific, medical and other published articles and materials from journals, conferences and/or symposia relating to the Study that disclose the name of a Party, provided, however, that such use does not constitute an endorsement of any commercial product or service by the other Party.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 21 11.3 Press Releases. Neither Party shall make any public announcement concerning the existence of this Agreement, including the Study, except for disclosures made in compliance with this Section 11 or otherwise with the prior written consent of the other Party. To the extent a Party desires to make such public announcement, such Party shall provide the other Party with a draft thereof at least [***] Business Days prior to the date on which such Party would like to make the public announcement. The other Party shall review the draft and provide any comments, which the Party seeking to make the disclosure shall review in good faith, and the Parties shall work together in a timely manner to resolve any issue. If a Party is required by Applicable Law (including securities law) to make any public announcement concerning the existence of this Agreement, including the Study, such Party shall use reasonable efforts to provide the other Party prior written notice and to redact or remove, as applicable, confidential information concerning the other Party, this Agreement or the Study that the other Party requests be kept confidential, and the Parties shall work together in a timely manner to resolve any issue. Seagen acknowledges Pieris’ interest in providing periodic updates regarding Study and shall not unreasonably withhold, condition or delay consent for public announcements requested by Pieris. In addition, Seagen agrees that Pieris may provide enrollment updates regarding the Study without prior consent. 11.4 Use of Name. Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name, trademark or logo of the other Party for any purpose in connection with the performance of this Agreement without the other Party’s prior written consent. 12. Intellectual Property. 12.1 Collaboration Invention. As used herein “Collaboration Invention” means any invention and/or discovery, whether or not patentable, that is made, conceived, or first actually reduced to practice by or on behalf of a Party, or by or on behalf of the Parties together, (a) in the design or performance of the Study, or in the design or performance of the Prior MTA, (b) through use of unpublished Study Data or (c) through use of Sample Data that are shared among any of the Parties under this Agreement. For purposes of clarity, Study Data and/or Sample Data created in the performance of this Agreement are not considered Collaboration Inventions. 12.2 Joint Ownership and Patent Prosecution. 12.2.1 All rights to any and all Collaboration Inventions relating to, or covering, the Combination that are neither Seagen Collaboration Inventions nor PIRS Collaboration Inventions shall be owned jointly by PIRS and Seagen (each a “Combination Collaboration Invention”). Seagen hereby assigns to PIRS an undivided one-half interest in, to and under the Combination Collaboration Inventions that are invented or created solely by Seagen or by Persons having an obligation to assign such rights to Seagen. PIRS hereby assigns to Seagen [***] interest in, to and under any Combination Collaboration Inventions that are invented or created solely by PIRS or by Persons having an obligation to assign such rights to PIRS. For those countries where a specific license is required for a joint owner of a Combination Collaboration Invention to practice

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 22 such Combination Collaboration Invention in such countries: (a) Seagen hereby grants to PIRS a [***] license, transferable and sublicensable, under Seagen’s right, title and interest in and to all Combination Collaboration Inventions to use such Combination Collaboration Inventions in accordance with the terms of this Agreement; and (b) PIRS hereby grants to Seagen a [***] license, transferable and sublicensable, under PIRS’s right, title and interest in and to all Combination Collaboration Inventions to use such Combination Collaboration Inventions in accordance with the terms of this Agreement. 12.2.2 Each Party shall have the right to freely exploit each Combination Collaboration Invention both within and outside the scope of the Study, without accounting to or any other obligation to the other Party. 12.2.3 Promptly following the Effective Date, but in any event as soon as practicable after the discovery of a Combination Collaboration Invention, patent representatives of each of the Parties shall meet (in person or by telephone) to discuss the patenting strategy for any Combination Collaboration Inventions that may arise. In particular, the Parties shall discuss which Party will file and prosecute a patent application to be [***] owned (including any provisional, substitution, divisional, continuation, continuation in part, reissue, renewal, reexamination, extension, supplementary protection certificate and the like) in respect of any Combination Collaboration Invention (each, a “Joint Patent Application”) and whether the Parties wish to appoint counsel that is mutually acceptable to the Parties. In any event, for any Joint Patent Application, the Parties shall jointly decide on (a) the content of the application; (b) the countries in which the application is to be filed; and (c) unless otherwise agreed to by the Parties, which mutually acceptable outside counsel to prosecute and maintain any Joint Patent Applications and Joint Patents. Further, the Parties shall consult and reasonably cooperate with one another in the preparation, filing, prosecution (including prosecution strategy) and maintenance of such patent application and shall equally share the expenses associated with the Joint Patent Applications and any corresponding Joint Patents. Notwithstanding the foregoing, in the event that one Party (the “Filing Party”) wishes to file a Joint Patent Application in respect of a Combination Collaboration Invention and the other Party (the “Non-Filing Party”) does not want to file such Joint Patent Application or does not want to file in a particular country, the Filing Party shall be free to do so at its sole expense (a “Unilateral Patent Application”). In such event, the Non-Filing Party shall execute, in a timely manner and at the Filing Party’s reasonable expense, an assignment of such Combination Collaboration Invention to the Filing Party (in such country or all countries, as applicable) and any additional documents as may be reasonably necessary to allow the Filing Party to file and prosecute a Unilateral Patent Application with respect to the Combination Collaboration Invention. If a Party (the “Opting-out Party”) wishes to discontinue the prosecution and maintenance (or sharing in the costs with respect thereto) of a Joint Patent Application or Joint Patent (in one or more countries), the other Party, at its sole option (the “Continuing Party”), may continue such prosecution and maintenance. In such event, the Opting- out Party shall execute in a timely manner and at the Continuing Party’s reasonable expense an assignment of such Joint Patent Application or Joint Patent to the Continuing Party (in such

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 23 country or all countries, as applicable) and any additional documents as may be necessary to allow the Continuing Party to prosecute and maintain such Joint Patent Application or Joint Patent. The Filing Party or Continuing Party (as applicable) hereby grants to the Opting-out Party or Non- Filing Party (as applicable) a [***] license under such solely owned patent applications and patents to practice any Invention claimed therein solely for the purposes of developing and commercializing its respective Compound for use in the Combination, which license shall not be transferable or sublicensable to any Third Party except to (A) Affiliates of the Opting-out Party or Non-Filing Party (as applicable) and (B) Third Parties engaged in developing, manufacturing or marketing that Party’s Compound for or on behalf of that Party or its Affiliates. 12.2.4 Except as expressly provided in Section 12.2.3 and in furtherance and not in limitation of Section 10.1, each Party agrees to make no patent application based on the other Party’s Confidential Information, and to give no assistance to any Third Party for such application, without the other Party’s prior written authorization. 12.2.5 Each Party shall promptly notify the other Party in writing of any actual or threatened infringement or misappropriation by a Third Party of any Joint Patent or Combination Collaboration Invention of which such Party becomes aware. PIRS shall have the first right to initiate legal action to enforce all Joint Patents against infringement and to protect all Combination Collaboration Inventions from misappropriation by any Third Party, where such infringement or misappropriation results from the development or sale of a product that infringes against the PIRS Compound or to defend any declaratory judgment action relating thereto, at its sole expense. If PIRS fails to initiate or defend such action within [***] days after being first notified of such infringement, or [***] days before the expiration for filing such action or responding, whichever comes first, Seagen shall have the right to do so at its sole expense. Seagen shall have the first right to initiate legal action to enforce all Joint Patents against infringement and to protect all Combination Collaboration Inventions from misappropriation by any Third Party, where such infringement or misappropriation results from the development or sale of a product that infringes against the Seagen Compound or to defend any declaratory judgment action relating thereto, at its sole expense. If Seagen fails to initiate or defend such action within [***] days after being first notified of such infringement, or [***] days before the expiration for filing such action or responding, whichever comes first, PIRS shall have the right to do so at its sole expense. The Parties shall cooperate in good faith to coordinate legal action to enforce all Joint Patents against infringement, and to protect all Combination Collaboration Inventions from misappropriation, by any Third Party where such infringement or misappropriation results from the development or sale of a product that includes both a PIRS Compound and a Seagen Compound or to defend any declaratory judgment action relating thereto, and shall share the costs and expenses of such litigation equally. Notwithstanding the foregoing, a Party shall have the right to opt-out of controlling such legal action by providing written notice to the other Party by the earliest of (1) [***] days after first being noticed of such infringement or misappropriation, (2) [***] days before the expiration date for filing such action, (3) [***] days before the expiration date for filing an answer to a complaint in a declaratory judgment action, and (4) [***] days after receipt of an

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 24 application to the U.S. Food & Drug Administration under Section 351(k) of the U.S. Public Health Services Act (42 U.S.C. 262(k)), or to a similar agency under any similar provisions in another country, seeking approval of a biosimilar or interchangeable biological product of the PIRS Compound or the Seagen Compound, whichever comes first. 12.2.6 If one Party brings any prosecution or enforcement action or proceeding against a Third Party with respect to any Joint Patent, the second Party agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the suit. The costs and expenses of the Party bringing suit under this Section 12.2.6 shall be borne by such Party, and any damages or other monetary awards recovered shall be shared as follows: (a) the amount of such recovery actually received by the Party controlling such action shall be first applied to the out-of-pocket costs of each Party in connection with such action; and then (b) any remaining proceeds shall be shared by the Parties in proportion based on their relative contributions to the total costs and expenses of the litigation, including any costs and expenses of a Party to enforce any solely-owned patents. A settlement or consent judgment or other voluntary final disposition of a suit under this Section 12.2.6 may not be entered into without the consent of the Party not bringing the suit. 12.2.7 Each Party shall designate a patent contact (the “Patent Contact”) who shall be responsible for determining, coordinating and implementing a joint patent strategy for Combination Collaboration Inventions. If an issue arises that the Patent Contacts cannot or do not, after good faith efforts, resolve, such issue shall be referred to the Project Managers, who shall direct the issue to the General Counsel at PIRS, and Senior Vice President, Intellectual Property at Seagen for resolution. For the avoidance of doubt, issues relating to Combination Collaboration Inventions are not within the jurisdiction of the OC. 12.3 Collaboration Inventions Owned by PIRS. Notwithstanding anything to the contrary contained in Section 12.1, the Parties agree that all rights to Collaboration Inventions relating solely to, or covering solely, the PIRS Compound, solely owned PIRS Sample Data, and any improvements related thereto, regardless of whether such Collaboration Invention or improvement was invented solely by PIRS or Seagen or jointly by the Parties, are the exclusive property of PIRS (“PIRS Collaboration Inventions”). PIRS shall be entitled to file and prosecute in its own name and at its own cost and expense relevant patent applications and to own resultant patent rights for any PIRS Collaboration Invention. For the avoidance of doubt, any Collaboration Invention generically encompassing a PIRS Compound (and not the Seagen Compound) within its scope, even where such PIRS Compound is not disclosed per se, is a PIRS Collaboration Invention. Seagen hereby assigns its right, title and interest to any and all PIRS Collaboration Inventions to PIRS. 12.4 Collaboration Inventions Owned by Seagen. Notwithstanding anything to the contrary contained in Section 12.1, the Parties agree that all rights to Collaboration Inventions relating solely to, or covering solely, the Seagen Compound, solely owned Seagen Sample Data and any improvements related thereto, regardless of whether such Collaboration Invention or

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 25 improvement was invented solely by Seagen or PIRS or jointly by the Parties, are the exclusive property of Seagen (“Seagen Collaboration Inventions”). Seagen shall be entitled to file and prosecute in its own name and at its own cost and expense relevant patent applications and to own resultant patent rights for any Seagen Collaboration Invention. For the avoidance of doubt, any Collaboration Invention generically encompassing the Seagen Compound (and not a PIRS Compound) within its scope, even where the Seagen Compound is not disclosed per se, is an Seagen Collaboration Invention. PIRS hereby assigns its right, title and interest to any and all Seagen Collaboration Inventions to Seagen. 12.5 Mutual Freedom to Operate for Combination Collaboration Inventions. 12.5.1 PIRS License to Seagen. PIRS hereby grants to Seagen a [***] license (except such license shall not be transferred or sublicensed to any Third Party that manufactures, sells or commercializes a biosimilar version of the PIRS Compound) to any patent Controlled by PIRS that (a) has a priority claim that is earlier than the initiation of the Study (i.e., first dosing of the first patient in the Study) and (b) claims the Combination (collectively, the “PIRS Background Patents”) solely for the purposes of (i) conducting the Study, (ii) researching and developing the Combination during the Term, and (iii) obtaining and promoting a label indication for the Combination during the longer of the Term and the life of the PIRS Background Patents; provided, however, that in no event shall Seagen have the right to use PIRS Background Patents to sell the PIRS Compound, either alone or as part of a combination (including the Combination). 12.5.2 Seagen License to PIRS. Seagen hereby grants to PIRS a [***] license (except such license shall not be transferred or sublicensed to any Third Party that manufactures, sells or commercializes a generic version of the Seagen Compound to any patent Controlled by Seagen that (a) has a priority claim that is earlier than the initiation of the Study (i.e., first dosing of the first patient in the Study) and (b) claims the Combination (the “Seagen Background Patents”) solely for the purposes of (i) conducting the Study, (ii) researching and developing the Combination during the Term, and (iii) obtaining and promoting a label indication for the Combination during the longer of the Term and the life of the Seagen Background Patents; provided, however, that in no event shall PIRS have the right to use Seagen Background Patents to sell the Seagen Compound, either alone or as part of a combination (including the Combination). 12.5.3 No Other Rights. For clarity, the terms of this Section 12.5 do not provide PIRS or Seagen with any rights, title or interest or any license to the other Party’s intellectual property rights which do not have a priority claim that is earlier than the initiation of the Study or do not claim the Combination (i.e., intellectual property owned or licensed by either Party which does not constitute a Collaboration Invention and does not claim or cover the Combination) except as necessary to conduct the Study. 12.5.4 Termination. Any and all licenses granted under this Section 12.5 shall terminate upon the expiration or earlier termination of this Agreement and shall not survive such expiration or termination; provided, however that Section 12.5.1(iii) and Section 12.5.2(iii) shall

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 26 survive such expiration or termination in accordance with their respective terms, except as follows: if PIRS has terminated the Agreement pursuant to Section 15.3 (Termination for Material Breach), Section 12.5.2(iii) shall survive (but not Section 12.5.1(iii)); and if Seagen has terminated the Agreement pursuant to Section 15.3 (Termination for Material Breach), Section 12.5.1(iii) shall survive (but not Section 12.5.2(iii)). 13. Representations and Warranties; Covenants; Disclaimers. 13.1 Due Authorization. Each of Seagen and PIRS represents and warrants to the other that: (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (c) this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms. 13.2 Compounds. 13.2.1 Seagen hereby represents and warrants to PIRS that: (a) Seagen has the full right, power and authority to grant the licenses granted to PIRS under this Agreement; and (b) Seagen Controls the Seagen Compound. 13.2.2 PIRS hereby represents and warrants to Seagen that: (a) PIRS has the full right, power and authority to grant the licenses granted to Seagen under this Agreement; and (b) PIRS Controls the PIRS Compound. 13.3 Compliance with Laws. 13.3.1 Each Party covenants to perform activities under this Agreement in compliance with Applicable Law and in accordance with good business ethics. Specifically, each Party covenants that it shall not (and that it will use commercially reasonable efforts to ensure that its directors, employees, officers, and anyone acting on its behalf, do not), in connection with the performance of this Agreement, directly or indirectly, make, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment or transfer of anything of value for the purpose of influencing, inducing or rewarding any act, omission or decision to secure an improper advantage; or improperly assisting it in obtaining or retaining business for it or the other Party, or in any way with the purpose or effect of public or commercial bribery. Other provisions of the Agreement require compliance with specified areas of Applicable Law and such other provisions do not limit the scope of compliance required of the Parties under this Section 13.3.1. 13.3.2 Each Party represents and warrants and covenants to the other that it has not and will not employ or engage anyone in connection with the Study (including supply of its Compound) who has been debarred under 21 USC § 335a, disqualified under 21 CFR § 312.70 or

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 27 § 812.119, sanctioned by a Federal Health Care Program (as defined in 42 USC § 1320a-7b(f)), including the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar regional, national, federal or state agency or program. If a Party receives notice of debarment, suspension, sanction, exclusion, ineligibility, or disqualification under the foregoing-referenced statutes, that Party shall promptly notify the other Party, and the Parties shall agree upon appropriate action to address the matter. 13.4 Results. PIRS does not undertake that the Study shall lead to any result, nor is the success of the Study guaranteed. Neither Party shall be liable for any use that the other Party may make of the Study Data nor for advice or information given in connection therewith. 13.5 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SEAGEN MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SEAGEN COMPOUND, AND PIRS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE PIRS COMPOUND. 14. Indemnification; Subject Injury; Limitation of Liability; Insurance. 14.1 Indemnification. 14.1.1 Definitions. The additional definitions in this Section are for purposes of Article 14: (i) “Claims” means claims, suits, actions, demands or other proceedings commenced or threatened against a Party by a Third Party arising out of this Agreement or the Study, including Subject Injury Claims. (ii) “Indemnitee” means, as applicable, an Seagen Indemnitee (as defined in Section 14.1.2(i)) or a PIRS Indemnitee (as defined in Section 14.1.3)(i)). (iii) “Losses” means any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, reasonable attorneys’ fees and other expenses of litigation and reasonable costs of treatment of any adverse reaction or other physical injury) resulting from a Claim. (iv) “Subject Injury Claim” means any request for compensation by a or Subject for reasonable costs of treatment of any (A) adverse reaction by a Subject to a Compound or the Combination or (B) other physical injury to a Subject (i.e., other than such an adverse reaction), in all cases, as a result of participating in the Study. 14.1.2 Indemnification by PIRS.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 28 (i) Indemnification Scope. PIRS hereby agrees to indemnify, defend (if requested by Seagen) and hold harmless each of Seagen, its Affiliates and its and their officers, directors, employees, Subcontractors and agents (for purposes of Section 14.1, each, a “Seagen Indemnitee”) from and against Losses incurred by such Seagen Indemnitee in connection with Claims made against such Seagen Indemnitee, to the extent such Losses arise out of (A) the negligence or willful misconduct of any PIRS Indemnitee; (B) a breach by PIRS of any of its representations, warranties, covenants or obligations under this Agreement; (C) a breach by any PIRS Indemnitee of any Applicable Law pertaining to activities it performs under this Agreement or a subcontract under this Agreement; or (D) PIRS’s use of the Study Data or Sample Data. PIRS’s obligations under this Section 14.1.2(i) shall not apply to the extent such Losses (X) arise out of the scope of Seagen’s indemnification obligations under Section 14.1.3(i) or (Y) are reimbursed by PIRS to Seagen for a Subject Injury Claim under Section 14.2. (ii) Procedures. Subject to Section 14.2, Seagen shall notify PIRS of any Claim for which it seeks to exercise its rights under Section 14.1.2(i) as soon as reasonably possible after it receives notice of such Claim. If requested by Seagen, PIRS shall assume the control of the defense thereof, with counsel mutually satisfactory to the Parties, including the right to investigate, prepare for, settle or conclude such defense. If Seagen requests that PIRS assume such control, Seagen shall (A) cooperate and assist as reasonably requested (at the expense of PIRS) in the defense of such Claim, including investigation and preparation for such defense; and (B) not settle such Claim without the express, prior written consent of PIRS, not to be unreasonably withheld. 14.1.3 Indemnification by Seagen. (i) Indemnification Scope. Seagen hereby agrees to indemnify, defend (if requested by PIRS) and hold harmless each of PIRS, its Affiliates and its and their officers, directors, employees, Subcontractors and agents (for purposes of Section 14.1, each, a “PIRS Indemnitee”) from and against Losses incurred by such PIRS Indemnitee in connection with Claims made against such PIRS Indemnitee, to the extent such Losses arise out of (A) the negligence or willful misconduct of any Seagen Indemnitee; (B) a breach by Seagen of any of its representations, warranties, covenants or obligations under this Agreement; (C) a breach by any Seagen Indemnitee of any Applicable Law pertaining to activities it performs under this Agreement or a subcontract under this Agreement; or (D) Seagen’s use of the Study Data or Sample Data. Seagen’s obligations under this Section 14.1.3(i) shall not apply to the extent such Losses (X) arise out of the scope of PIRS’s indemnification obligations under Section 14.1.2(i) or (Y) are reimbursed by Seagen to PIRS for a Subject Injury Claim under Section 14.2. (ii) Procedures. Subject to Section 14.2, PIRS shall notify Seagen of any Claim for which it seeks to exercise its rights under clause (i) as soon as reasonably possible after it receives notice of such Claim. If requested by PIRS, Seagen shall assume control of the defense thereof, with counsel mutually satisfactory to the Parties, including the right to investigate, prepare for, settle or conclude such defense. If PIRS requests that Seagen assume such control,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 29 PIRS shall (A) cooperate and assist as reasonably requested (at the expense of Seagen) in the defense of such Claim, including investigation and preparation for such defense and (B) not settle such Claim without the express, prior written consent of Seagen. Seagen’s obligations under Section 14.1.3(i) shall not apply to amounts paid in settlement of any Claims if such settlement is entered into without the express, prior written consent of Seagen not to be unreasonably withheld. (d) Limitations. The failure of an Indemnitee to deliver notice to the other Party (for purposes of this Section, the “Indemnitor”) within a reasonable time after the commencement of any Claim for which such Indemnitee seeks to exercise its rights under Section 14.1, to the extent prejudicial to the Indemnitor’s ability to defend such Claim, shall relieve the Indemnitor of its obligation to the Indemnitees under Section 14.1. The Parties agree that only Seagen or PIRS may seek to exercise the rights under Section 14.1 (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly seek to exercise such rights. 14.2 Subject Injury Claims. 14.2.1 General. Notwithstanding anything to the contrary in Section 14.1, the Parties agree that all Subject Injury Claims shall be handled in accordance with Section 14.2, regardless of which Party receives notice of a Subject Injury Claim or if such Party has the right to indemnification for such Subject Injury Claim. For clarity, nothing in Section 14.2 precludes a Party from exercising its right to indemnification under Section 14.1, if applicable. Neither Party shall offer compensation on behalf of the other Party to any Subject or bind the other Party to any indemnification obligations in favor of any Subject. 14.2.2 Procedures. Each Party shall notify the other Party as soon as reasonably possible after it receives notice of a Subject Injury Claim. Seagen shall permit PIRS to assume sole control of resolving a Subject Injury Claim (including offering compensation as reasonably appropriate under agreements with participating sites), and Seagen (at its own expense) shall cooperate and assist as reasonably requested to resolve such Subject Injury Claim in a timely manner. 14.2.3 Allocation of Compensation. Seagen shall reimburse PIRS for compensation paid by PIRS for a Subject Injury Claim as follows: (i) [***] percent ([***]%) of such compensation, if such Subject Injury Claim is [***] attributable to the Seagen Compound; (ii) [***] percent ([***]%) of such compensation, if such Subject Injury Claim is [***] attributable to the PIRS Compound; (iii) [***] percent ([***]%) of such compensation, if such Subject Injury Claim is [***] attributable to the Combination or if such Subject Injury Claim arises for any other reason, including if the cause of the Subject’s injury cannot be determined. Seagen’s obligation under Section 14.2 to reimburse PIRS for amounts paid to resolve a given Subject Injury Claim shall not exceed [***] dollars ($[***]) for such Subject Injury Claim, if such amounts are paid without Seagen’s consent, not to be unreasonably withheld, delayed or conditioned. In resolving a Subject Injury Claim, PIRS shall not admit fault on behalf of Seagen or impose injunctive relief on Seagen.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 30 14.3 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED; PROVIDED HOWEVER, NOTHING IN THIS SECTION 14.3 IS INTENDED TO LIMIT THE RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER SECTION 14.1 (INDEMNIFICATION), SECTION 14.2 (SUBJECT INJURY CLAIMS), OR FOR DAMAGES ARISING OUT OF A BREACH OF ARTICLE 10 (CONFIDENTIALITY) AND/OR ARTICLE 12 (INTELLECTUAL PROPERTY). 14.4 Insurance. 14.4.1 General. Each Party shall maintain, at its own expense, insurance, or a program of self-insurance, to cover such Party’s obligations under this Agreement. Each Party shall, at a minimum, maintain the insurance coverage specified in Section 14.4, in accordance with the following provisions. The limits of any required insurance coverage shall not limit the Parties’ liability under the indemnification provisions of this Agreement. (i) If such insurance policies are on a claims-made form, a Party shall maintain the insurance coverage for a minimum of, in the case of a Study in the United States, (A) [***] years for products liability insurance and (B) [***] years for clinical trial liability insurance (or a Party may purchase an extended reporting period for a minimum of [***] years) and, in the case of a Study outside the United States, for the extended reporting period required by Applicable Law. The forgoing periods will begin after the last Subject receives treatment in connection with the Study, including any treatment received after Study Completion, and continue for not less than the statute of limitations in the state or location where the Study is being conducted. (ii) Insurance coverage shall be primary insurance with respect to each Party’s own participation under this Agreement and shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-VII or better. Upon written request, each Party shall provide to the other Party certificates of insurance evidencing the insurance coverage required under Section 14.4. 14.4.2 Each Party’s Coverage. Each Party shall maintain (i) commercial general liability (including contractual liability) insurance covering bodily injury and property damage arising out of such Party’s obligations under this Agreement, for limits of not less than [***] dollars ($[***]) per claim and [***] dollars ($[***]) in the aggregate and (ii) product liability insurance relating to the Compound provided by such Party under this Agreement, for limits of not less than [***] dollars ($[***]) per claim and in the aggregate. 14.4.3 PIRS’s Coverage. In addition to or as part of the coverages under Section 14.2.2, PIRS shall maintain clinical trial liability insurance for limits of, in the case of a Study in the United States, not less than [***] dollars ($[***]) per claim and in the aggregate and, in the case of a Study outside the United States, not less than the limit required by Applicable Law. Prior

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 31 to enrolling any Subjects, PIRS shall ensure that the insurance policies required by this Section cover injuries that may arise in connection with the Study. 15. Term and Termination. 15.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until delivery of the Final Study Report, unless terminated earlier by either Party pursuant to this Article 15 (the “Term”). 15.2 Seagen Termination for Safety. In the event that Seagen in good faith believes that the Seagen Compound is being used in the Study in an unsafe manner and notifies PIRS in writing of the grounds for such belief, and PIRS fails to promptly incorporate changes into the Protocol requested by Seagen to address such issue or to otherwise address such issue reasonably and in good faith, Seagen may terminate this Agreement and the supply of the Seagen Compound immediately upon written notice to Seagen. 15.3 Termination for Material Breach. Either Party may terminate this Agreement if the other Party commits a material breach of this Agreement, and such material breach continues for [***] days after receipt of written notice thereof from the non-breaching Party; provided that if such material breach cannot reasonably be cured within [***] days, the breaching Party shall be given a reasonable period of time to cure such breach; provided further, that if such material breach is incapable of cure, then the notifying Party may terminate this Agreement effective after the expiration of such [***] day period. 15.4 Termination for Patient Safety. If either Party determines in good faith, based on a review of the Study Data or Sample Data or other information, that the Study may unreasonably affect patient safety, such Party shall promptly notify the other Party of such determination. The Party receiving such notice may propose modifications to the Study to address the safety issue identified by the other Party and, if the notifying Party agrees, shall act to implement immediately such modifications; provided, however, that if the notifying Party, in its sole discretion, believes that there is imminent danger to patients, such Party need not wait for the other Party to propose modifications and may instead terminate this Agreement immediately upon written notice to such other Party. Furthermore, if the notifying Party, in its sole discretion, believes that any modifications proposed by the other Party will not resolve the patient safety issue, such Party may terminate this Agreement effective upon written notice to such other Party. 15.5 Termination for Regulatory Action; Other Reasons. Either Party may terminate this Agreement immediately upon written notice to the other Party if any Regulatory Authority takes any action, or raises any objection, that prevents the terminating Party from supplying its Compound for purposes of the Study. Additionally, either Party shall have the right to terminate this Agreement immediately upon written notice to the other Party if it determines in its sole discretion to withdraw any applicable Regulatory Approval for its Compound or to discontinue development of its Compound, for medical, scientific or legal reasons. Further, either Party may

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 32 immediately terminate this Agreement upon written notice if the finalized Protocol is not mutually agreed upon prior to or within [***] days after the Effective Date. 15.6 Return of Seagen Compound. If this Agreement is terminated, or in the event PIRS remains in possession (including through any Affiliate or Subcontractor) of Seagen Compound at the time this Agreement expires, PIRS shall, at Seagen’s sole discretion and expense, promptly either return or destroy all unused Seagen Compound pursuant to Seagen’s instructions. If Seagen requests that PIRS destroy the unused Seagen Compound, PIRS shall provide written certification of such destruction. 15.7 Survival. The provisions of Sections 3.3 through 3.6 (inclusive), 5, 8.2, 9.10 through 9.14 (inclusive), 8.5.2, 9.10, 8.14 through 8.16 (inclusive), 13.5, 15.6 through 15.9, and Articles 1, 5, 7, 10 through 12 (inclusive), 14 and 17 shall survive the expiration or termination of this Agreement. 15.8 No Prejudice. Termination of this Agreement shall be without prejudice to any claim or right of action of either Party against the other Party for any prior breach of this Agreement. 15.9 Confidential Information. Upon termination of this Agreement, each Party and its Affiliates shall promptly return to the Disclosing Party or destroy any Confidential Information of the Disclosing Party (other than Study Data, Sample Data and Collaboration Inventions) furnished to the Receiving Party by the Disclosing Party; provided, however that the Receiving Party may retain one (1) copy of such Confidential Information in its confidential files, solely for purposes of exercising the Receiving Party’s rights hereunder, satisfying its obligations hereunder or complying with any legal proceeding or requirement with respect thereto, and provided further that the Receiving Party shall not be required to erase electronic files created in the ordinary course of business during automatic system back-up procedures pursuant to its electronic record retention and destruction practices that apply to its own general electronic files and information so long as such electronic files are (a) maintained only on centralized storage servers (and not on personal computers or devices), (b) not accessible by any of its personnel (other than its information technology specialists), and (c) are not otherwise accessed subsequently except with the written consent of the Disclosing Party or as required by law or legal process. Such retained copies of Confidential Information shall remain subject to the confidentiality and non-use obligations herein. 16. Miscellaneous. 16.1 Force Majeure. If, in the performance of this Agreement, one of the Parties is prevented, hindered, or delayed by reason of any cause beyond such Party’s reasonable control (e.g., acts of God, war, riots, fire, strike, acts of terror, pandemic or governmental laws), such Party shall be excused from performance to the extent that it is necessarily prevented, hindered or delayed (“Force Majeure”). The non-performing Party shall notify the other Party of such Force Majeure as soon as practicable under the circumstances after such occurrence by giving written

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 33 notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform. 16.2 Entire Agreement; Amendment; Waiver. This Agreement, together with the Exhibits and Schedules hereto and the Related Agreements, constitutes the sole, full and complete agreement by and between the Parties with respect to the subject matter of this Agreement, and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement. For avoidance of doubt, this Agreement has a different subject matter from the February 8, 2018 License and Collaboration Agreement and Platform License Agreement between the Parties. Notwithstanding the forgoing, the Parties agree that the Prior MTA shall remain in effect but that all inventions created in connection with the Prior MTA shall be prepared, filed, prosecuted and maintained as set forth in this Agreement (i.e., that this Agreement represents the agreement of the Parties with respect to patenting of Evaluation Data (as defined in the Prior MTA) under Section 6.3 of the Prior MTA. In the event of a conflict between a Related Agreement and this Agreement, the terms of this Agreement shall control. No amendments, changes, additions, deletions or modifications to or of this Agreement shall be valid unless reduced to writing and signed by the Parties hereto. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. 16.3 Assignment and Affiliates. Neither Party shall assign or transfer this Agreement without the prior written consent of the other Party; provided, however, that either Party may assign all or any part of this Agreement to one or more of its Affiliates without the other Party’s consent, and any and all rights and obligations of either Party may be exercised or performed by its Affiliates, provided that such Affiliates agree to be bound by this Agreement. 16.4 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision. In lieu of the illegal, invalid, or unenforceable provision, the Parties shall negotiate in good faith to agree upon a reasonable provision that is legal, valid, and enforceable to carry out as nearly as practicable the original intention of the entire Agreement. 16.5 Governing Law; Dispute Resolution. 16.5.1 The Parties shall attempt in good faith to settle all disputes arising out of or in connection with this Agreement in an amicable manner. Any claim, dispute or controversy

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 34 arising out of or relating to this Agreement, including the breach, termination or validity hereof or thereof, shall be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to its choice of law principles. 16.5.2 Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed or maintained notwithstanding any ongoing discussions between the Parties. 16.6 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile or email (and promptly confirmed by personal delivery or overnight courier), or sent by internationally-recognized overnight courier addressed as follows: If to Seagen, to: Seagen Inc. 21823 30th Drive St Bothell, WA 98021 Attn: [***] Telephone: [***] Facsimile: [***] Email: [***] Invoices to: accountspayable@seagen.com If to PIRS, to: Pieris Pharmaceuticals GmbH Zeppelinstrasse 3 85399 Hallbergmoos, Germany Attention: [***] With a copy to: Pieris Pharmaceuticals, Inc. 255 State Street, 9th Floor Boston, MA 02109 Attention: [***] [***] This Section 16.6 is not intended to govern day-to-day business communications.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 35 16.7 Relationship of the Parties. The relationship between the Parties is and shall be that of independent contractors, and does not and shall not constitute a partnership, joint venture, agency or fiduciary relationship. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or take any actions, that are binding on the other Party, except with the prior written consent of the other Party to do so. All Persons employed by a Party will be the employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party. 16.8 Counterparts and Due Execution. This Agreement and any amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers. When executed by the Parties, this Agreement shall constitute an original instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers. The Parties agree that execution of this Agreement by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Agreement, each Party hereby waives any right to raise any defense or waiver based upon execution of this Agreement by means of such electronic signatures or maintenance of the executed Agreement electronically. 16.9 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein shall be deemed to be followed by the phrase “without limitation” or like expression. The term “will” as used herein means shall. The terms “hereof”, “hereto”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “Article,” “Section”, “Exhibit” or “Schedule” are references to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, references to this “Agreement” shall include the exhibits attached to this Agreement. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto.

CONFIDENTIAL EXECUTION VERSION IN WITNESS WHEREOF, the respective representatives of the Parties have executed this Agreement as of the Effective Date. Seagen Inc. Pieris Pharmaceuticals, Inc. By: /s/ Clay Siegall By: /s/ Stephen Yoder Name: Clay B. Siegall, Ph.D. Name: Stephen S. Yoder Title: President and CEO Title: President and CEO Pieris Pharmaceuticals GmbH By: /s/ Stephen Yoder Name: Stephen S. Yoder Title: Managing Director

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Exhibit A-1 Exhibit A PROTOCOL SUMMARY CLINICAL STUDY PROTOCOL

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Exhibit B-1 Exhibit B SUPPLY OF COMPOUND Seagen shipment schedule Month Number of [***] bottles (containing 60 tablets each) Number of [***] bottles (containing 60 tablets each) [***] [***] [***] [***] [***] [***] [***] [***] [***] Total [***] [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Schedule 1.19-1 Schedule 1.19 DATA SHARING AND SAMPLE TESTING SCHEDULE 1. Data Sharing Schedule: Type of Data Summary or complete copy of data Format for sharing Schedule Study Data Summary of available data Electronic form or other mutually agreed format Every [***] months following initiation (first patient first visit) of the Study Sample Data Study Data Complete copy of data Electronic form as mutually agreed Within [***] days of Study Completion Sample Data Final Study Report Full and final report Final and signed electronic document Within [***] days of finalization of Final Study Report 2. Sample Testing Study Procedures Sample Ownership Schedule [***] [***] [***] See Exhibit A [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Schedule 2.2-1 Schedule 2.2 THIRD PARTIES PERFORMING STUDY ACTIVITIES SUMMARY OF THIRD PARTIES Third Party Responsibility in connection with the Study [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 110733164v.2